UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report: May 1, 2017

Date of earliest event reported: February 15, 2017

MERIDIAN WASTE SOLUTIONS, INC

(Exact name of registrant as specified in its charter)

New York	001-13984	13-382215
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Glenlake Parkway NE
Suite 900
Atlanta, GA 30328
(Address of Principal Executive Offices)

(Former name or former address, if changed since last report)

(678) 871-7457

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

As previously disclosed in the Current Report on Form 8-K filed on February 15, 2017 (the “Initial 8-K”), Meridian Waste Solutions, Inc. (the “Company”), acquired 100% of the membership interests of  The CFS Group, LLC, a Virginia limited liability company (“CFS Group”), The CFS Group Disposal & Recycling Services, LLC, a Virginia limited liability company (“CFS Disposal”), and RWG5, LLC, a Virginia limited liability company (“RWG5” and, together with CFS Group and CFS Disposal, “CFS”), pursuant to that certain Membership Interest Purchase Agreement, dated February 15, 2017.

The Initial 8-K is amended by this Current Report on Form 8-K/A to present certain financial statements of CFS and to present certain unaudited pro forma financial information in connection with the acquisition of the membership interests in the CFS’s financial statements and the unaudited pro forma information of the Company and its subsidiaries are filed as exhibits hereto.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired

The audited combined and consolidated balance sheets of CFS as of December 31, 2016 and December 31, 2015 and the related combined and consolidated statements of operations, combined and consolidated statements of equity and combined and consolidated statements of cash flows for the years then ended the notes to the combined and consolidated financial statements and the independent auditor’s report are filed as Exhibit 99.1 to this Current Report on Form 8-K/A and are incorporated by reference herein.

(b)  Pro Forma Financial Information

The unaudited pro forma combined consolidated balance sheet as of December 31, 2016 and unaudited pro forma combined consolidated statements of operations of the Company and its subsidiaries for the years ended December 31, 2016 and 2015, giving effect to the acquisition of CFS.

(c) Exhibits.

Exhibit No.
99.1	Audited combined and consolidated balance sheets of CFS as of December 31, 2016 and December 31, 2015 and the related combined and consolidated statements of operations, combined and consolidated statements of equity and combined and consolidated statements of cash flows for the years these ended the notes to the combined and consolidated financial statements and the independent auditor’s report*
99.2	Unaudited pro forma combined consolidated balance sheet of Meridian Waste Solutions, Inc. and its subsidiaries as of December 31, 2016 and the unaudited pro forma combined consolidated statements of operations of Meridian Waste Solutions, Inc. and its subsidiaries for the years ended December 31, 2016 and year ended December 31, 2015, giving effect to the acquisition of CFS *

* filed herewith

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Meridian Waste Solution, Inc.

Date: May 1, 2017	By:	/s/ Jeffrey Cosman
Jeffrey Cosman
Chief Executive Officer

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